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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 13, 2004

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            001-06249                                 34-6513657
     ------------------------              ------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99 Press Release, dated May 13, 2004 with respect to the first quarter of 2004 earnings.

Item 12. Results of Operations and Financial Condition

On May 13, 2004, the Registrant issued a press release announcing the operating results for the three months ended March 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of May, 2004.


                                          FIRST UNION REAL ESTATE EQUITY AND
                                          MORTGAGE INVESTMENTS


                                          By: /s/ Carolyn Tiffany
                                              ---------------------------------
                                              Carolyn Tiffany
                                              Chief Operating Officer



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                                  EXHIBIT INDEX

Exhibit                                                              Page
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99.  Press Release dated May 13, 2004.                                4









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